EXHIBIT 15

             CONSENT OF TANNER + CO., COMPANY'S INDEPENDENT AUDITORS
                      FOR THE YEAR ENDED DECEMBER 31, 2002



                        CONSENT OF INDEPENDENT REGISTERED
                        ---------------------------------
                             PUBLIC ACCOUNTING FIRM
                             ----------------------



Utah Medical Products, Inc.

         We hereby consent to the incorporation by reference in Registration Statement Nos. 33-24781, 33-44100, 33-89394, and 33-89434 of Utah Medical
Products, Inc. on Forms S-8 of our report dated January 21, 2003, appearing in this Annual Report on Form 10-K of Utah Medical Products, Inc. for the year ended December 31, 2002.



/s/ Tanner + Co.


Salt Lake City, Utah
March 16, 2005